Exhibit 99.1
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                    Certification Pursuant to 18 USC ss.1350,
      as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the Quarterly Report of Safe Alternatives Corporation of America, Inc. (Company) on Form 10-QSB (Report) for the quarter ended March 31, 2003, as filed with the Securities and Exchange Commission on the date hereof. I, Richard J. Fricke, Chief Executive and Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Richard J. Fricke
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Richard J. Fricke
Chief Executive and
Chief Financial Officer


Dated: May 9, 2003
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